SECOND AMENDMENT TO
                          CREDIT AGREEMENT AND CONSENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this "AMENDMENT"), dated as of February __, 1999, is by and among COLUMBUS MCKINNON CORPORATION, a New York corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders which are parties to the Credit Agreement (as such term is defined below) (the "LENDERS"), FLEET NATIONAL BANK, as Initial Issuing Bank (the "INITIAL ISSUING BANK"), FLEET NATIONAL BANK, as the Swing Line Bank (the "SWING LINE BANK"; each of the Lenders, the Initial Issuing Bank and the Swing Line Bank, individually, a "LENDER PARTY" and, collectively, the "LENDER PARTIES"), and FLEET NATIONAL BANK, as administrative agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "ADMINISTRATIVE AGENT") for the Lender Parties.

                              W I T N E S S E T H :

         WHEREAS, the Borrower, Lenders, Initial Issuing Bank, Swing Line Bank and Administrative Agent are party to that certain Credit Agreement, dated as of March 31, 1998, as amended by that certain First Amendment to Credit Agreement, dated as of September 23, 1998 (the "FIRST AMENDMENT") (as so amended and as it may hereafter be further amended, supplemented, restated, extended or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, the Borrower desires to consummate certain acquisitions which would require the consent of the Lenders to the waiver or amendment of certain provisions of the Credit Agreement in order to permit such acquisitions;

         WHEREAS, for administrative simplicity, operational efficiency and other reasons, the Borrower has proposed making certain changes in the organizational structure of the Borrower and its Subsidiaries, including the merger of Yale Industrial Products, Inc. ("YALE") with and into the Borrower, with the Borrower as the surviving corporation (the "YALE MERGER"), the merger of LICO Conveyor Company ("LICO CONVEYOR") with and into Automatic Systems, Inc. ("ASI"), with ASI as the surviving corporation (the "LICO CONVEYOR MERGER"), the merger of LICO, Inc. ("LICO") with and into ASI, with ASI as the surviving corporation (the "LICO MERGER");

         WHEREAS, for administrative simplicity, operational efficiency and other reasons, the Borrower has proposed making certain other changes in the organizational structure of the Borrower and its Subsidiaries, and certain other related changes;


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

         WHEREAS, the Borrower, the Administrative Agent and the Lender Parties are mutually desirous of amending the Credit Agreement to make certain changes in connection with the recent adoption of the Euro as the common currency of certain participating member states of the European Union, including the Federal Republic of Germany;

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lender Parties amend the Credit Agreement to allow the Borrower to incur additional senior subordinated debt in an amount not to exceed $50,000,000;

         WHEREAS, the Borrower has requested that the Administrative Agent and Lender Parties amend the Credit Agreement and certain of the other Loan Documents to permit the proposed acquisitions and proposed changes in the organizational structure of the Borrower and its Subsidiaries; and

         WHEREAS, the Administrative Agent and Lender Parties are agreeable to the foregoing, in each instance as and to the extent set forth in this Amendment and subject to each of the terms and conditions stated herein.

         NOW THEREFORE, in consideration of the premises and the mutual covenants set forth herein and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, the Borrower and its Subsidiaries by the Lender Parties, the parties hereto hereby agree as follows:

1. DEFINITIONS. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

2.       AMENDMENTS.

         2.1 Section 1.01 of the Credit Agreement is amended to include the following definitions in the appropriate alphabetical order:

                  "'ADDITIONAL   SENIOR   SUBORDINATED  DEBT'  has  the  meaning
         specified in Section 5.02(b)(viii)."

                  "'ADDITIONAL SENIOR SUBORDINATED DEBT DOCUMENTS' means the indenture, notes and all other documents, instruments and agreements executed and delivered in connection with the original issuance of any Additional Senior Subordinated Debt, each of which indenture, notes and other documents, instruments and agreements shall satisfy the requirements set forth in Section 5.02(b)(viii), and in each case, as the same shall, subject to the terms of this Agreement, be amended, supplemented or otherwise modified and in effect from time to time."



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



                  "'CONVERSION DATE' means, for any European country, the date, if any, on which such country adopts the Euro as a lawful currency of such country and on which the European Central Bank sets an official exchange rate for such country's currency against the Euro."

                  "'EURO' means the common currency adopted by those member states of the European Union participating in the program of introducing, changing over to and operating a single or unified European currency."

         2.2 Section 1.01 of the Credit Agreement is further amended by inserting in the definition of "ALTERNATIVE CURRENCY" after the words "Alternative Currency Letters of Credit," and before the words "Danish Crowns" the words "the Euro".

         2.3 Section 1.01 of the Credit Agreement is further amended by inserting in the definition of "ASSIGNED DOLLAR VALUE" before the words "Pounds Sterling" in clause (b)(ii)(A) thereof the words "the Euro,".

         2.4 Section 1.01 of the Credit Agreement is further amended by deleting the definition of "Exchange Rate" in its entirety and replacing with the following:

                  "'EXCHANGE RATE' shall mean, on any day, (a) with respect to the Euro, Pounds Sterling (prior to the Conversion Date for the United Kingdom), Danish Crowns (prior to the Conversion Date for Denmark) and Deutsche Marks (prior to the Conversion Date for the Federal Republic of Germany), the spot rate at which U.S. Dollars are offered on such day by the Administrative Agent in London for such Alternative Currency at approximately 11:00 A.M. (London time), (b) with respect to U.S. Dollars in relation to the Euro, Pounds Sterling (prior to the Conversion Date for the United Kingdom), Danish Crowns (prior to the Conversion Date for Denmark) and Deutsche Marks (prior to the Conversion Date for the Federal Republic of Germany), the spot rate at which such Alternative Currency is offered on such day by the Administrative Agent in London for U.S. Dollars at approximately 11:00 A.M. (London time) and (c) with respect to Pounds Sterling (on and after the Conversion Date for the United Kingdom), Danish Crowns (on and after the Conversion Date for Denmark) and Deutsche Marks (on and after the Conversion Date for the Federal Republic of Germany), the official exchange rate for such currency as recognized by the European Central Bank on the Conversion Date for such country. For purposes of determining the Exchange Rate in connection with an Alternative Currency Revolving Credit Borrowing, such Exchange Rate shall be determined as of the Exchange Rate Determination Date for such Borrowing. The Administrative Agent shall provide Borrower with the then current Exchange Rate from time to time upon Borrower's request therefor."


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



         2.5 Section 4.01(c) of the Credit Agreement is amended in the following respects:

                  (a) By inserting in the third line thereof after the words "Senior Subordinated Note Document" the words "and Additional Senior Subordinated Debt Document, if any, "; and

                  (b) By inserting  in the fourth line  thereof  after the words
         "Senior   Subordinated   Notes"  the  words  "and   Additional   Senior
         Subordinated Debt (if such an offering is made)".

         2.6 Section 4.01(d) of the Credit Agreement is amended in the following respects:

                  (a) By inserting in the fifth line thereof after the words "Senior Subordinated Note Document" the words "or Additional Senior Subordinated Debt Document"; and

                  (b) By  inserting  in the sixth line  thereof  after the words
         "Senior   Subordinated   Notes"   the  words  "or   Additional   Senior
         Subordinated Debt (if such an offering is made)".

         2.7 Section 4.01(e) of the Credit Agreement is amended by inserting the following additional sentence at the end thereof:

         "If any Additional Senior Subordinated Debt is incurred (it being understood that any such incurrence must be made in compliance with the terms and conditions of this Agreement), each Additional Senior Subordinated Debt Document, when delivered, will have been duly executed and delivered by each Loan Party thereto and will be the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms."

         2.8 Section 4.01(hh) of the Credit Agreement is amended in the following respects:

                  (a) By inserting before the words "Senior Subordinated Notes" in the first line thereof the words "Additional Senior Subordinated Debt or";

                  (b) By inserting in the twelfth line thereof before the period (I.E. ".") at the end of the first sentence of such Section 4.01(hh) the following:

         "or Senior Debt or any comparable term (as defined in the Additional Senior Subordinated Debt Documents) and Designated Senior Debt or any comparable term (as defined in the Additional Senior Subordinated Debt Documents)";

                  (c) By inserting in the fourteenth line thereof after the words "Senior Subordinated Note Documents" the words "or Additional Senior Subordinated Debt Documents, as the case may be,"; and


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



                  (d) By inserting in the sixteenth line thereof after the words "(and to the holders thereof)" the following:

         "or, in the case of the Additional Senior Subordinated Debt Documents, in respect of Senior Debt and Designated Senior Debt or any comparable terms (as defined in the Additional Senior Subordinated Debt Documents)(and to the holders thereof)".

         2.9 Section 5.02(a) of the Credit Agreement is amended by deleting from clause (v) thereof the words "Section 5.02(b)(iii)(B)" and inserting in place thereof the words "Section 5.02(b)(iv)(B)".

         2.10     Section 5.02(b) of the Credit Agreement is amended as follows:

                  (a) By deleting the word "and" from the end of clause (vi) thereof; and

                  (b) By deleting the period at the end of clause (vii) thereof and replacing it with the following:

          ";

         (viii) Debt of a Target assumed in connection with a Permitted Acquisition; PROVIDED, THAT, (A) such Debt was pre-existing Debt of the Target not incurred in connection with, or contemplation of, the Permitted Acquisition, (B) such Debt is unsecured, (C) the amount of such Debt is included as part of the sum of all amounts payable in connection with all Permitted Acquisitions during the relevant Fiscal Year as required for purposes of determining whether the condition to such Permitted Acquisition set forth in clause (4) of Section 5.02(d)(iii)(B) has been satisfied and (D) all of the conditions to such Permitted Acquisition set forth in Section 5.02(d)(iii)(B), including, without limitation, the conditions set forth in clauses (4),
         (5), (6) and (7) of such Section 5.02(d)(iii)(B), are fully satisfied; and

         (ix) unsecured, fully subordinated Debt of the Borrower and those of its Subsidiaries which are Restricted Subsidiaries under the Senior Subordinated Note Indenture in an aggregate amount not to exceed $50,000,000 (the "ADDITIONAL SENIOR SUBORDINATED DEBT"); PROVIDED, THAT, (A) such Additional Senior Subordinated Debt is issued pursuant to and evidenced by Additional Senior Subordinated Debt Documents containing subordination provisions which are at least as favorable, as determined by the Administrative Agent, to the interests and rights of the Administrative Agent and the Lender Parties as those contained in the Senior Subordinated Note Indenture and the other Senior Subordinated Note Documents, (B) the Additional Senior Subordinated Debt Documents contain terms and conditions, other than interest rate and other pricing terms, which are no less favorable, as determined by the Administrative Agent, to the Administrative Agent and the Lender Parties than those contained in the Senior Subordinated Note Indenture and the other Senior Subordinated Note Documents (it being understood that the Borrower, in its discretion, may agree to interest rate and

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



         other pricing terms which are then available for such subordinated Debt in the financial marketplace) and (C) no Default or Event of Default shall have occurred and be continuing, either before or after giving effect to the incurrence of such Additional Senior Subordinated Debt. If Additional Senior Subordinated Debt is issued pursuant to and evidenced by the Senior Subordinated Note Indenture and the other Senior Subordinated Note Documents it shall automatically be deemed to have satisfied the requirements set forth in subclauses (A) and (B) of this clause (ix) (it being understood that the Borrower, in its discretion, may agree to interest rate and other pricing terms which are then available for such subordinated Debt in the marketplace) and with respect to such Additional Senior Subordinated Debt, the Senior Subordinated Note Indenture and other Senior Subordinated Note Documents shall for all purposes of this Credit Agreement be deemed to be and constitute the Additional Senior Subordinated Debt Documents governing such Additional Senior Subordinated Debt.".

         2.11 Section 5.02(d)(iii)(6) of the Credit Agreement is amended as follows:

                  (a) By inserting in the first line thereof after the words "Permitted Acquisition," the following: "(A) if the Target is an entity organized under the laws of the United States of America or any State thereof,";

                  (b) By inserting before the word "Significant" in the sixth line thereof the word "Domestic";

                  (c) By inserting after the words "capital stock" and before the comma (I.E. ",") in the seventh line thereof the following: "and in sixty-five percent (65%) of each of its Foreign Significant Subsidiaries' capital stock"; and

                  (d) By inserting at the end thereof after the words "in connection therewith;" the following:

         "or (B) if the  Target  is an  entity  organized  under the laws of any jurisdiction  other  than the  United  States of  America  or any State thereof and if, after giving pro forma effect to the Permitted Acquisition, the Target would be a Significant Subsidiary, the Administrative Agent, on behalf of the Secured Parties, shall be granted a first priority Lien (subject to no other Liens) in sixty-five percent (65%) of the Target's capital stock and the Borrower, each of the Borrower's Subsidiaries and the Target and each of the Target's Subsidiaries shall each have executed and delivered all such Collateral Documents, legal opinions and other documents and taken all such actions as may be required by the Administrative Agent in connection therewith".

         2.12     Section 5.02(f) of the Credit Agreement is amended as follows:

                  (a) By deleting the word "and" from the end of clause (iv) thereof; and


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



                  (b) By deleting the period at the end of clause (v) thereof and replacing it with the following:

          "; and

         (vi)     Investments consisting of Permitted Acquisitions.".

         2.13     Section 5.02(k) of the Credit Agreement is amended as follows:

                  (a) By inserting in the fifth and sixth lines of clause (i) thereof, in each such case, after the words "the Senior Subordinated Notes" the following:

         "or Additional Senior Subordinated Debt";

                  (b) By inserting in subclause (C) of clause (i) thereof after the words "the Senior Subordinated Note Indenture" the following:

         "or Additional Senior Subordinated Debt in accordance with the terms and conditions of the Additional Senior Subordinated Debt Documents";

                  (c) By inserting in subclause (D) of clause (i) thereof after the words "Senior Subordinated Notes" the following:

         "or Additional Senior Subordinated Debt";

                  (d) By inserting in subclause (D) of clause (i) thereof after the words "Senior Subordinated Note Indenture" the following:

         "or Additional Senior Subordinated Debt Documents, as the case may be,";

                  (e) By inserting in subclause (E) of clause (i) thereof after the words "Senior Subordinated Note Documents" the following:

         "or Additional Senior Subordinated Debt Documents"; and

                  (f) By inserting in clause (ii) thereof after the words "Senior Subordinated Notes" the following:

         "and Additional Senior Subordinated Debt".





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



         2.14     Section 5.02(l) of the Credit Agreement is amended as follows:

                  (a) By inserting in the first line thereof in the heading before the words "or Senior Subordinated Note Documents" the words "Additional Senior Subordinated Debt Documents,"; and

                  (b) By inserting in the second, fourth, sixth and eighth lines thereof, in each such case, before the words "or Senior Subordinated Note Document" the words ", Additional Senior Subordinated Debt Document".

         2.15 Section 5.03(o) of the Credit Agreement is amended by inserting in the third and eighth lines thereof, in each such case, after the words "Senior Subordinated Note Document" the words ", Additional Senior Subordinated Debt Document".

         2.16 Section 5.04 (c) of the Credit Agreement is amended by inserting in subclause (x) of clause (ii) thereof after the words "Senior Subordinated Notes" the words "and Additional Senior Subordinated Debt".

         2.17 Section 6.01(e) of the Credit Agreement is amended by inserting in the third line thereof after the words "Senior Subordinated Notes" the words "or Additional Senior Subordinated Debt".

         2.18     Section 6.01(r) of the Credit Agreement is amended as follows:

                  (a) By inserting in the first line thereof before the words "Senior Subordinated Notes" the words "Additional Senior Subordinated Debt,";

                  (b) By inserting in the thirteenth line thereof just before the period (I.E. ".") at the end of the first sentence of such Section 6.01(r) the following:

         "or Senior Debt or any comparable term (as defined in the Additional Senior Subordinated Debt Documents) and Designated Senior Debt or any comparable term (as defined in the Additional Senior Subordinated Debt Documents)"; and

                  (c) By inserting in the fifteenth line thereof after the words "(and to the holders thereof)" the following:

         "or, in the case of the Additional Senior Subordinated Debt Documents, in respect of Senior Debt and Designated Senior Debt or any comparable terms (as defined in the Additional Senior Subordinated Debt Documents)(and to the holders thereof)".



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



         2.19 Section 8.04 (b) of the Credit Agreement is amended as follows:

                  (a) By deleting the word "or" from immediately prior to clause
         (v) in the eighteenth line thereof;

                  (b) By inserting after the words "Loan Party or any of its Subsidiaries" in the twentieth line thereof the following:

         "or (vi) the offering and/or issuance of the Additional Senior Subordinated Debt or any related transaction of the Borrower or any of its Subsidiaries or other Affiliates and any of the other transactions contemplated by the Additional Senior Subordinated Debt Documents";

                  (c) By inserting in the thirtieth line thereof before the words "the Facilities" the words "the Additional Senior Subordinated Debt,"; and

                  (d) By inserting in the thirty-second line thereof after the words "the Senior Subordinated Note Documents" the words ", the Additional Senior Subordinated Debt Documents".

         2.20 The following  shall be inserted into the Credit  Agreement  after
Section 8.13 as a new Section 8.14:

                  "Section  8.14.  THE EURO AND  CONTINUITY OF CONTRACT.  On the
         Conversion Date for each of the United Kingdom, Denmark or the Federal Republic of Germany, as the case may be, all references to Pounds Sterling, Danish Crowns or Deutsche Marks, as the case may be, shall be substituted in this Credit Agreement by the Euro for all purposes. From and after the Conversion Date for each of the United Kingdom, Denmark or the Federal Republic of Germany, as the case may be, any amount payable hereunder or under any other Loan Document by the Administrative Agent or any Lender Party to the Borrower, by the Borrower or any Guarantor to the Administrative Agent or any Lender Party, by any Lender Party to any other Lender Party or the Administrative Agent or by the Administrative Agent to any Lender Party, shall be paid in the Euro and not in Pounds Sterling, Danish Crowns or Deutsche Marks, as the case may be. Neither the introduction of the Euro, nor the substitution of Pounds Sterling, Danish Crowns or Deutsche Marks, as the case may be, as a lawful currency of the United Kingdom, Denmark or the Federal Republic of Germany, respectively, nor the fixing of the official conversion rate, nor any economic consequences that arise from or in connection with any of the aforementioned events shall cause this Credit Agreement to terminate or give rise to any right to terminate prematurely, contest, cancel, rescind, modify or otherwise renegotiate or alter this Credit Agreement or any of its provisions, or to raise any other objections and/or exceptions or to assert any claims for compensation under or in connection with this Credit Agreement. As of January 1, 1999, with


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



         respect to the Federal Republic of Germany and for all purposes of the Credit Agreement and each of the other Loan Documents, the Conversion Date has occurred."

3.      CONSENTS TO CORPORATE RESTRUCTURING TRANSACTIONS.

         3.1 Section 5.01(f) of the Credit Agreement, among other things, requires that the Borrower preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its existence, legal structure, legal name and rights (charter and statutory). Notwithstanding the provisions of such
Section  5.01(f),  but subject to the conditions  precedent set forth in Section
3.4 and the other terms and conditions of this Amendment, the Administrative Agent and Lender Parties hereby consent to (a) the Yale Merger, (b) the LICO Conveyor Merger, (c) the LICO Merger, (d) the dissolution (the "LICO INTERNATIONAL DISSOLUTION") of LICO International Corporation, a foreign sales corporation and a wholly-owned Subsidiary of LICO ("LICO INTERNATIONAL"), or, alternatively, the merger of LICO International with and into Audubon Export, Inc., a foreign sales corporation and a direct wholly-owned Subsidiary of the Borrower ("AUDUBON EXPORT"), with Audubon Export as the surviving corporation (the "LICO INTERNATIONAL MERGER"), (e) the dissolution (collectively, the "DUFF-NORTON ASIA DISSOLUTIONS") of Duff-Norton Asia Pacific Pty. Ltd. ("DUFF-NORTON ASIA") and Kunming Duff-Norton Machinery Company Limited ("KUNMING DUFF-NORTON"), each of which is currently an inactive company, (f) the transfer (the "YALE UK TRANSFER") of all of the outstanding shares of capital stock of Yale Industrial Products Ltd., a wholly-owned Subsidiary of Yale ("YALE UK"), to Yale Industrial Products GmbH, a direct wholly-owned Subsidiary of Yale ("YALE GERMANY"); PROVIDED, THAT, there shall be no material tax impact as a result of the Yale UK Transfer, as determined by the Administrative Agent, and (g) the transfer (the "EGYPTIAN TRANSFER") of the ownership interest in Egyptian American Crane Company, an existing joint venture, from Yale to Yale Germany; PROVIDED, THAT, there shall be no material tax impact as a result of the Egyptian Transfer, as determined by the Administrative Agent.

         3.2 Section 5.02(d)(i) of the Credit Agreement, among other things, prohibits the Borrower or any of its Subsidiaries from merging into or consolidating with any Person or permitting any Person to merge into it. Section 5.02(d)(ii) of the Credit Agreement prohibits, among other things, the Borrower or any of its Subsidiaries from liquidating, winding up or dissolving itself. Notwithstanding the provisions of such Sections 5.02(d)(i) and 5.02(d)(ii), but subject to the conditions precedent set forth in Section 3.4 and the other terms and conditions of this Amendment, the Administrative Agent and Lender Parties hereby consent to (a) the Yale Merger, (b) the LICO Conveyor Merger, (c) the LICO Merger, (d) the LICO International Dissolution or, alternatively, the LICO International Merger, (e) the Duff-Norton Asia Dissolutions, (f) the Yale UK Transfer and (g) the Egyptian Transfer.

         3.3 Section 5.02(i) of the Credit Agreement, among other things, prohibits the Borrower or any of its Subsidiaries from amending its certificate or articles of incorporation or bylaws. Notwithstanding the provisions of such
Section  5.02(i),  but subject to the conditions  precedent set forth in Section
3.4 and the other terms and conditions of this Amendment, the Administrative Agent and Lender Parties consent to any amendments of the certificate or articles of incorporation and bylaws of Yale, LICO Conveyor, ASI, LICO, LICO

International, Audubon Export, Duff-Norton Asia, Kunming Duff-Norton, Yale UK or Yale Germany, as the case may be, that are reasonably necessary to carry out the Yale Merger, the LICO Conveyor Merger, the LICO Merger, the LICO International Dissolution or, alternatively, the LICO International Merger, the Duff-Norton Asia Dissolutions or the Yale UK Transfer, as the case may be, in each instance to the extent, and solely to the extent, that such amendments are in form and substance reasonably acceptable to the Administrative Agent.

         3.4 Each transaction consented to in Section 3.1, 3.2 and 3.3 above is subject to the satisfaction, as determined by the Administrative Agent, of each of the following conditions precedent:

                  (a) The Borrower  shall have  delivered to the  Administrative
         Agent such Amended and Restated Schedules to each of the Credit Agreement, Security Agreement and Intellectual Property Security Agreement to replace such existing Schedules which, upon the consummation of such transaction, shall no longer be true, correct and complete, including, by way of example only and not of limitation, to the extent applicable:

                           (i) Schedule 3.01(a)(ix to the Credit Agreement, STATES IN WHICH LOAN PARTIES ARE QUALIFIED TO DO BUSINESS;
                           (ii) Schedule 4.01(b) to the Credit Agreement, SUBSIDIARIES;
                           (iii) Schedule 4.01(k) to the Credit Agreement, PLANS, MULTIEMPLOYER PLANS AND WELFARE PLANS;
                           (iv) Schedule 4.01(bb) to the Credit Agreement, OWNED REAL ESTATE;
                           (v) Schedule 4.01(cc) to the Credit Agreement, LEASED REAL ESTATE;
                           (vi) Schedule 4.01(ff) to the Credit Agreement, INTELLECTUAL PROPERTY;
                           (vii) Schedule I to the Security Agreement, PLEDGED SHARES AND PLEDGED DEBT;
                           (viii)   Schedule  III  to  the  Security  Agreement,
                                    LOCATIONS OF EQUIPMENT AND INVENTORY;
                           (ix)     Schedule  IV  to  the  Security   Agreement,
                                    TRADE NAMES;
                           (x)      Schedule  I  to  the  Intellectual  Property
                                    Security  Agreement,  PATENTS  AND  PATENT
                                    APPLICATIONS;
                           (xi) Schedule II to the Intellectual Property Security Agreement, TRADEMARK REGISTRATIONS AND APPLICATIONS;
                           (xii) Schedule III to the Intellectual Property Security Agreement COPYRIGHT REGISTRATIONS AND APPLICATIONS; and
                           (xiv) Schedule IV to the Intellectual Property Security Agreement, LICENSES.

                  (b) The Borrower shall, and shall have caused each of its Domestic Subsidiaries to, have executed and delivered such agreements, instruments and other documents, including, without limitation, UCC-1 financing statements, UCC-3 amendments to financing statements and amendments to intellectual property filings, as shall be necessary or as the Administrative Agent shall have otherwise requested in order to maintain the perfected first priority status of the Administrative Agent's security interests in the Collateral of the Borrower and its Domestic Subsidiaries.

                  (c) As of the date of the consummation of such transaction, no Default or Event of Default shall have occurred and be continuing.

                  (d) The representations and warranties contained in Section 5 of this Amendment, the Credit Agreement and each other Loan Document shall be true, correct and complete on and as of the date of the consummation of such transaction, as though made on such date.

                  (e) The Borrower shall, and shall have caused its Subsidiaries to, have taken all such actions and executed and delivered all such agreements, instruments, legal opinions and other documents as the Administrative Agent shall have reasonably requested in connection with such transaction.

         3.5 The foregoing consents in Sections 3.1, 3.2 and 3.3 are only applicable and shall only be effective in the specific instances and for the specific purposes for which made. Such consents are expressly limited to the facts and circumstances and subject to the conditions referred to herein and shall not operate (a) as a waiver of or consent to non-compliance with any other Section or provision of the Credit Agreement or any other Loan Document, (b) as a waiver of any right, power or remedy of either the Administrative Agent or any Lender Party under the Credit Agreement or any other Loan Document or (c) as a waiver of or consent to any Event of Default or Default under the Credit Agreement or any other Loan Document.

4.       CONSENTS TO ACQUISITIONS

         4.1 Section 5.02(d)(iii)(B) of the Credit Agreement permits the Borrower or any wholly-owned Subsidiary of the Borrower to make Permitted Acquisitions subject to the satisfaction of certain conditions, number (4) of which is that the sum of all amounts payable in connection with all Permitted Acquisitions (including all transaction costs and all Debt, liabilities and contingent obligations incurred or assumed in connection therewith or otherwise reflected on a balance sheet of the Target) shall not exceed $35,000,000 in the aggregate in any Fiscal Year. Notwithstanding the provisions of such condition number (4) of Section 5.02(d)(iii)(B), but subject to the conditions precedent set forth in Section 4.3 and the other terms and conditions of this Amendment, the Administrative Agent and Lender Parties hereby consent to (a) the acquisition (the "TIGRIP/CAMLOK ACQUISITION") by Yale Germany of Camlok Lifting Clamps Limited, a company organized under the laws of England and Wales, and the assets of the Tigrip product line, in each case from Schmidt-Krantz & Co. GmbH; PROVIDED, THAT, (i) the Tigrip/Camlok Acquisition shall be financed by Yale Germany and not by the Borrower, (ii) no portion of the proceeds of any Borrowing under the Credit Agreement shall be used to finance the Tigrip/Camlok Acquisition, (iii) neither the Borrower nor any of its Domestic Subsidiaries shall guarantee the payment of the purchase price for the Tigrip/Camlok

Acquisition or any loan agreement or other financing incurred by Yale Germany to finance the Tigrip/Camlok Acquisition, (iv) the aggregate purchase price paid by Yale Germany for the Tigrip/Camlok Acquisition shall not exceed the Dollar Equivalent of $11,000,000; and (v) the terms and conditions of the Tigrip/Camlok Acquisition shall otherwise be satisfactory to the Administrative Agent; (b) the acquisition (the "GL ACQUISITION") by the Borrower of all of the outstanding shares of capital stock of GL International, Inc. ("GL"); PROVIDED, THAT, (i) no more than 1,333,333 shares of common stock of the Borrower and no other consideration, except for cash paid in lieu of fractional shares and the payment of transaction costs, shall be exchanged for all of the outstanding shares of capital stock of GL in full payment of the purchase price for the GL Acquisition, (ii) the terms and conditions of the GL Acquisition shall otherwise be satisfactory to the Administrative Agent and (iii) the Administrative Agent and its counsel shall have completed a due diligence investigation in scope and with results satisfactory to the Administrative Agent; and (c) the acquisition (the "WASHINGTON EQUIPMENT ACQUISITION") by the Borrower of all of the outstanding shares of capital stock of Washington Equipment Company ("WASHINGTON EQUIPMENT"); PROVIDED, THAT, (i) the aggregate purchase price of the Washington Equipment Acquisition shall not exceed $6,900,000, (ii) no portion of the proceeds of any Borrowing under the Credit Agreement shall be used to finance the Washington Equipment Acquisition and (iii) the terms and conditions of the Washington Equipment Acquisition shall otherwise be satisfactory to the Administrative Agent. In furtherance and not in limitation of the foregoing, and notwithstanding the various provisions of the Credit Agreement and the other Loan Documents, the Administrative Agent and Lender Parties consent to the
Borrower, if the Borrower so elects, (i) structuring the GL Acquisition by having a newly-formed, wholly-owned Subsidiary merge into GL, or having GL merge into such a Subsidiary, with GL being the surviving corporation of such merger and thereupon being a wholly-owned Subsidiary of the Borrower and (ii) structuring the Washington Equipment Acquisition by having a newly-formed, wholly-owned Subsidiary merge into Washington Equipment, or having Washington
Equipment merge into such a Subsidiary, with Washington Equipment being the surviving corporation of such merger and thereupon being a wholly-owned Subsidiary of the Borrower.

         4.2 Section 5.02(r) of the Credit Agreement, among other things, prohibits the Borrower from issuing any shares of its capital stock, subject to certain exceptions, none of which exceptions is available in connection with the GL Acquisition. Notwithstanding the provisions of such Section 5.02(r), but subject to the conditions precedent set forth in Section 4.3 and the other terms and conditions of this Amendment, the Administrative Agent and Lender Parties consent to the issuance of up to 1,333,333 shares of common stock of the Borrower in exchange for all of the outstanding shares of capital stock of GL in order to consummate the GL Acquisition.

         4.3 Each transaction consented to in Section 4.1 and 4.2 above is subject to the satisfaction, as determined by the Administrative Agent, of each of the following conditions precedent:

                  (a) Except as expressly set forth in Section 4.1 of this Amendment, such transaction shall be consummated in full compliance with each of the conditions set forth in Section 5.02(d)(iii) of the Credit Agreement.

                  (b) Except as expressly set forth in Section 4.1 and 4.2 of this Amendment, such transaction shall be consummated in full compliance with each of the terms and conditions contained in the Credit Agreement and each other Loan Document (it being understood that, for purposes of determining whether the provisions set forth in clauses (C) and (D) of the proviso of Section 5.02(b)(viii) of the Credit Agreement have been satisfied, compliance with the provisions of condition (4) of Section 5.02(d)(iii)(B) of the Credit Agreement is waived as and to the extent expressly set forth in Section 4.1 of this Amendment).

                  (c) Neither the Borrower nor any Subsidiary of the Borrower shall consummate any additional Permitted Acquisition prior to the end of the Fiscal Year ending March 31, 1999, without the prior written consent of the Administrative Agent and Lenders.

                  (d) As of the date of the consummation of such transaction, no Default or Event of Default shall have occurred and be continuing.

                  (e) The representations and warranties contained in Section 5 of this Amendment, the Credit Agreement and each other Loan Document shall be true, correct and complete on and as of the date of the consummation of such transaction, as though made on such date.

                  (f) The Borrower and the Target shall, and shall have caused their respective Subsidiaries to, have taken all such actions and executed and delivered all such agreements, instruments, legal opinions and other documents as the Administrative Agent shall have reasonably requested in connection with such transaction.

         4.4 The foregoing consents in Sections 4.1 and 4.2 are only applicable and shall only be effective in the specific instances and for the specific purposes for which made. Such consents are expressly limited to the facts and circumstances and subject to the conditions referred to herein and shall not operate (a) as a waiver of or consent to non-compliance with any other Section or provision of the Credit Agreement or any other Loan Document, (b) as a waiver of any right, power or remedy of either the Administrative Agent or any Lender Party under the Credit Agreement or any other Loan Document or (c) as a waiver of or consent to any Event of Default or Default under the Credit Agreement or any other Loan Document.

5.  REPRESENTATIONS  AND  WARRANTIES  OF  THE  BORROWER.   The  Borrower  hereby
represents and warrants as follows:

         5.1 Each of the representations and warranties set forth in the Credit Agreement, including, without limitation, in Article IV of the Credit Agreement, and in each other Loan Document, is true, correct and complete on and as of the date hereof as though made on the date hereof. In addition, the Borrower hereby represents, warrants and affirms that the Credit Agreement and each of the other Loan Documents remains in full force and effect.

         5.2 As of the date hereof, there exists no Default or Event of Default under the Credit Agreement or any other Loan Document, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

         5.3 The execution, delivery and/or performance by each applicable Loan Party of this Amendment, the reaffirmations and confirmations attached hereto, each other Loan Document, each document comprising or effectuating the transactions consented to in Sections 3 and 4 of this Amendment, and each other agreement or document related to or contemplated by the foregoing to which it is or is to be a party or otherwise bound, and the consummation of the transactions consented to in Sections 3 and 4 of this Amendment, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not, and will not, (i) contravene such Loan Party's charter or bylaws,
(ii) violate any law (including, without limitation, the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended), rule, regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other material instrument or agreement binding on or affecting any Loan Party, any of its Subsidiaries or any of their respective properties or (iv) except for the Liens created under the Collateral Documents and except for the Liens created solely on the assets of Yale Germany in connection with the financing by Yale Germany of the purchase price to be paid for the Tigrip/Camlok Acquisition, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. Neither any Loan Party nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument or agreement, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

         5.4 Each of this Amendment and each other Loan Document has been duly executed and delivered by each Loan Party party thereto. Each of this Amendment and each other Loan Document is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

         5.5 No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execu tion, delivery, recordation, filing or performance by any Loan Party of this Amendment, any other Loan Document or any other agreement or document related hereto or thereto or contemplated hereby or thereby to which it is or is to be a party or otherwise bound, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents,
(iii) the  perfection  or  maintenance  of the Liens  created by the  Collateral
Documents (including the first and only priority nature thereof) or (iv) the exercise by the Administrative Agent or any Lender Party of its rights under the

Loan Documents or remedies in respect of the Collateral pursuant to the Collateral Documents.

6. CONDITIONS PRECEDENT TO THIS AMENDMENT. The effectiveness of this Amendment is subject to the satisfaction, in form and substance satisfactory to the Administrative Agent, of each of the following conditions precedent:

         6.1      AMENDMENT DOCUMENTATION.

                  (a) The Borrower shall have duly executed and delivered this Amendment.

                  (b) The Borrower shall have delivered a certificate of its Secretary or Assistant Secretary certifying as to each of the following: (i) resolutions of the Borrower's Board of Directors authorizing the execution and delivery of this Amendment and the other agreements, instruments and documents contemplated hereby, and each of the various transactions contemplated hereby, (ii) all documents evidencing other necessary corporate action, if any, (iii) copies of all approvals or consents, if any, necessary with respect to this Amendment and (iv) the names and signatures of the Borrower's officers authorized to sign this Amendment and all other documents, certificates, instruments or agreements to be delivered hereunder or in connection herewith.

                  (c) The Administrative Agent shall have received the opinion of Phillips, Lytle, Hitchcock, Blaine & Huber, counsel for the
         Borrower, and/or other counsel to the Borrower, all in form and substance satisfactory to, and covering such matters as are requested by, the Administrative Agent and its counsel and to include an express statement to the effect that the Administrative Agent and Lender Parties are authorized to rely on such opinion.

                  (d) No new UCC-1 Financing Statement, other financing statement, mortgage or other instrument perfecting any Lien shall have been filed with respect to any real or personal property owned, leased or otherwise held by the Borrower, any Guarantor or any other Subsidiary of the Borrower since March 31, 1998, other than filings in favor of the Administrative Agent, on behalf of the Secured Parties.

                  (e) The Borrower and its Subsidiaries shall have delivered such other documents and taken such other actions as the Administrative Agent may reasonably request.

         6.2 NO DEFAULT. No Default or Event of Default shall have occurred and be continuing.

         6.3 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 5 of this Amendment, the Credit Agreement and each other Loan Document shall be true, correct and complete on and as of the closing date of this Amendment as though made on such date.

         6.4 AMENDMENT FEES. The Borrower shall have paid an amendment fee to the Administrative Agent, for the account of each Lender which has approved this Amendment, as evidenced by such Lender's timely execution and delivery of a counterpart signature page to this Amendment (each such Lender being an "APPROVING LENDER"), in an amount equal to 0.05% (i.e. 5 basis points) of such Approving Lender's Revolving Credit Commitment.

         6.5      OTHER CONDITIONS PRECEDENT.

                  (a) The Borrower shall have taken all actions and executed and delivered all agreements, instruments and other documents necessary, or otherwise requested by the Administrative Agent, in order to grant to the Administrative Agent, on behalf of the Secured Parties, a perfected first priority security interest in all personal property acquired by the Borrower from Abell-Howe Company, including, without limitation, the filing of UCC-1 financing statements and the making of all intellectual property filings.

                  (b) The Administrative Agent shall have received such other information, approvals, opinions, instruments, agreements or documents as any Lender through the Administrative Agent may reasonably request, the Borrower and its Subsidiaries shall have taken all such other actions as any Lender through the Administrative Agent may reasonably request, and all legal matters incident to the foregoing shall be satisfactory to the Administrative Agent and its counsel.

7.       COVENANTS.

         7.1 COLLATERAL FILINGS The Borrower and its Subsidiaries hereby covenant and agree to cooperate with the Administrative Agent in any manner necessary or desirable in order to continue, or, in the case of after-acquired property, create, the perfected first and only priority security interest of the Administrative Agent, on behalf of the Secured Parties, in all Collateral of the Borrower and its Subsidiaries, whether now owned or hereafter acquired by any of them.

         7.2 ASSUMPTION OF LIABILITIES UNDER THE LOAN DOCUMENTS. The Borrower hereby covenants and agrees to assume and discharge, upon the consummation of the Yale Merger, all liabilities and obligations of Yale under, in respect of or otherwise relating to the Credit Agreement or any other Loan Document. ASI hereby covenants and agrees to assume and discharge, upon the consummation of the LICO Merger, all liabilities and obligations of LICO under, in respect of or otherwise relating to the Credit Agreement or any other Loan Document.

8.       EFFECTIVENESS OF AMENDMENT.

         8.1 This Amendment shall not become effective unless and until each of the conditions precedent set forth in Section 6 hereof has been satisfied.

         8.2 In the event that the Borrower or any other Loan Party breaches or otherwise fails to fulfill any of the conditions precedent, covenants, agreements, representations and warranties or obligations under this Amendment and the Borrower or such other Loan Party fails to remedy such breach or otherwise fulfill or satisfy such condition precedent, covenant, agreement, representation and warranty or obligation to the Administrative Agent's satisfaction within thirty (30) days following notice thereof, then, upon expiration of such thirty (30) day period, automatically and without any further act or deed by the Administrative Agent, any Lender Party, any Loan Party or any other Person, an Event of Default shall be deemed to have occurred under the Credit Agreement and the Administrative Agent and the Lender Parties shall be entitled to all of the rights and remedies available following the occurrence of an Event of Default under the Credit Agreement and the other Loan Documents, at law or in equity.

9. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS.

         9.1 Except as specifically amended in Section 2 above, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

         9.2 The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (a) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Credit Agreement or any other Loan Document, except as specifically amended in Section 2 above and for the specific consents set forth in Sections 3 and 4 hereof (in each instance subject to the terms and conditions of such consents set forth herein), or (b) prejudice any right, power or remedy which the Administrative Agent or any Lender Party now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.

11. COSTS AND EXPENSES. The Borrower shall pay on demand all reasonable fees, costs and expenses incurred by Administrative Agent (including, without limitation, all reasonable attorneys' fees) in connection with the preparation, execution and delivery of this Amendment and the taking of any actions by any Person in connection herewith.

12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

13. HEADINGS. Article headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                       COLUMBUS MCKINNON CORPORATION


                                       By:    /s/ Robert L. Montgomery, Jr.
                                              -----------------------------

                                       Title: Executive Vice President

         The undersigned hereby acknowledge and agree to this Amendment, and agree that the Guaranty, dated March 31, 1998, the Security Agreement, dated March 31, 1998, and the Intellectual Property Security Agreement, dated March 31, 1998, and each other Loan Document executed by the undersigned shall remain in full force and effect and each is hereby ratified and confirmed by and on behalf of the undersigned, this 12th day of February, 1999.

                                       YALE INDUSTRIAL PRODUCTS, INC.


                                       By: /s/ Robert L. Montgomery, Jr.
                                           ------------------------------


                                       Title: Treasurer

                                       LICO, INC.

                                       By: /s/ Robert L. Montgomery, Jr.
                                           ------------------------------


                                       Title: Treasurer

                                       AUTOMATIC SYSTEMS, INC.


                                       By: /s/ Robert L. Montgomery, Jr.
                                           ------------------------------

                                       Title: Treasurer

                                       LICO STEEL, INC.


                                       By: /s/ Robert L. Montgomery, Jr.
                                           ------------------------------

                                       Title: Treasurer

                                      FLEET NATIONAL BANK, AS ADMINISTRATIVE
                                      AGENT


                                      By:    /s/ John G. Tierney
                                             --------------------------

                                      Title: Vice President
                                             --------------------------


                                      FLEET NATIONAL BANK, AS INITIAL ISSUING
                                      BANK


                                      By:    /s/ John G. Tierney
                                             --------------------------

                                      Title: Vice President
                                             --------------------------



                                      FLEET NATIONAL BANK, AS SWING LINE BANK


                                      By:    /s/ John G. Tierney
                                             --------------------------

                                      Title: Vice President
                                             --------------------------



                                      LENDERS


                                      FLEET NATIONAL BANK


                                      By:    /s/ John G. Tierney
                                             --------------------------

                                      Title: Vice President
                                             --------------------------

                                     LENDERS


                                     ABN-AMRO BANK N.V. NEW YORK
                                     BRANCH, AS A CO-AGENT AND LENDER


                                     By:    /s/ Lisa Megeaski
                                            ---------------------------

                                     Title: Vice President
                                            ---------------------------



                                     By:    /s/ Donald Sutton
                                            ---------------------------

                                     Title: Vice President
                                            ---------------------------

                                     LENDERS


                                     THE BANK OF NOVA SCOTIA, AS A CO-AGENT
                                     AND LENDER


                                     By:    /s/ J. Alan Edwards
                                            -------------------------

                                     Title: Authorized Signatory
                                            -------------------------

                                     LENDERS


                                     MANUFACTURERS AND TRADERS TRUST
                                     COMPANY, AS A CO-AGENT AND LENDER


                                     By:    /s/ Stephen J. Wydysh
                                            -------------------------

                                     Title: Vice President
                                            -------------------------

                                     LENDERS


                                     MARINE MIDLAND BANK, AS A CO-AGENT AND
                                     LENDER


                                     By:    /s/ Martin F. Brown
                                            -------------------------

                                     Title: Authorized Signatory
                                            -------------------------

                                     LENDERS


                                     COMERICA BANK


                                     By:    /s/ David W. Shirey
                                            -------------------------

                                     Title: Assistant Vice President
                                            -------------------------

                                     LENDERS


                                     FIRST UNION NATIONAL BANK


                                     By:    /s/ Mark B. Felker
                                            -------------------------

                                     Title: Senior Vice President
                                            -------------------------

                                     LENDERS


                                     KEYBANK NATIONAL ASSOCIATION


                                     By:    /s/ Lawrence A. Mack
                                            --------------------------

                                     Title: Senior Vice President
                                            --------------------------

                                     LENDERS


                                     MELLON BANK, N.A.


                                     By:    /s/ Edward J. Kloecker
                                            --------------------------

                                     Title: Vice President
                                            --------------------------

                                     LENDERS


                                     BANKERS TRUST COMPANY


                                     By:    /s/ Anthony LoGrippo
                                            ------------------------

                                     Title: Principal
                                            ------------------------

                                     LENDERS


                                     THE BANK OF NEW YORK


                                     By:    /s/ Thomas McCrohan
                                            ---------------------

                                     Title: Vice President
                                            ---------------------

                                     LENDERS


                                     NATIONAL BANK OF CANADA


                                     By:    /s/ Robert G Uhrig
                                            ---------------------------

                                     Title: Vice President
                                            ---------------------------


                                     By:    /s/ Michael R. Brace
                                            ---------------------------

                                     Title: Marketing Officer
                                            ---------------------------

                                     LENDERS


                                     NATIONAL CITY BANK OF PENNSYLVANIA


                                     By:    /s/ William A. Feldmann
                                            -----------------------
                                     Title: Vice President
                                            -----------------------